Exhibit 99.1

Energy Vault and Crusoe Announce Strategic Framework Agreement for Deployment of Crusoe Spark Modular AI Factory Units to Deliver Crusoe Cloud

Multi-year framework enables rapid, phased deployments up to 25 MW beginning in 2026, leveraging Energy Vault’s critical energy infrastructure capabilities and digital operating platform to deliver “powered shell” modular data center capacity

First deployment planned at Energy Vault’s Snyder, Texas solar generation and energy storage technology center to accelerate time-to-capacity for Crusoe Cloud customers

Agreement marks Energy Vault’s entry into the AI Infrastructure market, unlocking access to revenue-per-MW up to 20× higher than traditional BESS deployments, significantly accelerating Energy Vault’s EBITDA generation and scaling the Asset Vault platform

WESTLAKE VILLAGE, Calif. & DENVER – February 11, 2026 – Energy Vault (NYSE: NRGV) (“Energy Vault” or the “Company”), a global leader in grid-scale energy storage solution infrastructure, and Crusoe, the industry’s first vertically-integrated AI infrastructure provider, today announced a strategic framework agreement for the phased deployment of Crusoe Spark modular data centers at Energy Vault’s technology center in Snyder, Texas. The initial program is scalable up to 25 megawatts (MW) of total load to be operated inside Crusoe’s proprietary Spark modular AI factory product. The companies plan to begin deployments in 2026, enabling Crusoe Cloud to expand available computing capacity, including its new Managed Inference services, to meet customer demand. The initiative represents a significant expansion of Crusoe’s Spark program, a demonstration of rapidly deployable modular AI inference capacity, and a continuation of Crusoe’s commitment to innovative energy-first AI infrastructure development.

Under the multi-year framework, Energy Vault will provide modular “powered shell” infrastructure designed to enable fast, repeatable deployment of the electrical and mechanical systems required for high-density compute. Energy Vault will deploy Crusoe’s Spark units with the first deployment planned at Energy Vault’s technology realization site in Snyder, Texas. Together, Energy Vault and Crusoe will leverage the combination of a powered site and a modular deployment model, with the goal of materially reducing delivery timelines and enabling scalable expansion as customer demand grows.

The AI infrastructure market is increasingly defined by speed. As compute demand accelerates, customers face constraints that can impact delivery timelines – including power availability, interconnection timelines, electrical system complexity, and the operational requirements of high-density compute. Energy Vault’s modular “powered shell” deployments using Crusoe Spark modular AI factories, paired with its proven strengths in disciplined execution and digital operating capabilities, have been designed to significantly shorten time-to-capacity while maintaining high reliability for customers in the data center market.

“Crusoe is executing against a clear market imperative: customers need scalable compute delivered quickly and reliably,” said Robert Piconi, CEO and Chairman, Energy Vault. “Our role is to provide the critical energy infrastructure foundation – the ‘powered shell’ – that enables rapid installation and stable operations. This agreement marks an important milestone for Energy Vault as we establish a commercial platform in AI infrastructure to complement our Asset Vault platform while expanding our build-own-operate strategy into a new, high-growth segment.”

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As a vertically integrated provider, Crusoe designs and manufactures its proprietary Crusoe Spark units to provide a consistent, high-quality AI infrastructure that modularly expands Crusoe Cloud capacity. By combining this modular technology with Energy Vault’s proven ability to engineer and operate mission-critical energy systems, the parties can meet Crusoe Cloud’s requirements for high-availability power and accelerated delivery timelines. This integrated approach is designed to leverage repeatable digital controls and modular infrastructure to significantly reduce time-to-capacity while ensuring the reliability and scalability essential for enterprise AI customers.

“By manufacturing Spark units and partnering with the talented team at Energy Vault, we are furthering Crusoe’s vision of vertically-integrated, energy-first AI infrastructure,” said Cully Cavness, Co-Founder, President and Chief Strategy Officer at Crusoe. “This project demonstrates the potential for modular AI factories across applications such as distributed low-latency inference, on-premise deployments, grouped training clusters, data-sovereignty deployments and many more potential use cases. We are also very proud to work alongside Energy Vault, a partner that shares our commitment to solving the power constraints of the AI era through focused execution and technology innovation.”

This strategic partnership with Crusoe is expected to strengthen Energy Vault’s comprehensive “Own & Operate” business model, supported by its Asset Vault platform, which has been expanded with today’s announcement to address the AI infrastructure market through long-term, contracted “powered shell” deployments. Energy Vault expects AI infrastructure deployments to deliver a step-change in unit economics, including meaningfully higher EBITDA per MW (~10-20x) installed relative to traditional infrastructure projects, driven by contracted cash flows, standardized and repeatable modular design, and strong demand for rapidly deployable compute capacity. This expansion is set to rapidly accelerate the pace and scale of EBITDA growth as deployments ramp and additional sites and customers are commercialized.

About Energy Vault

Energy Vault® develops, deploys and operates utility-scale energy storage solutions designed to transform the world's approach to sustainable energy storage. The Company's comprehensive offerings include proprietary battery, gravity and green hydrogen energy storage technologies supporting a variety of customer use cases delivering safe and reliable energy system dispatching and optimization. Each storage solution is supported by the Company’s technology-agnostic energy management system software and integration platform. Unique to the industry, Energy Vault’s innovative technology portfolio delivers customized short, long and multi-day/ultra-long duration energy storage solutions to help utilities, independent power producers, and large industrial energy users significantly reduce levelized energy costs while maintaining power reliability. Since 2024, Energy Vault has executed an “Own & Operate” asset management strategy developed to generate predictable, recurring and high margin tolling revenue streams, positioning the Company for continued growth in the rapidly evolving energy storage asset infrastructure market. Please visit www.energyvault.com for more information.

About Crusoe

As the AI factory company, Crusoe is on a mission to accelerate the abundance of energy and intelligence. The company provides a reliable, scalable, cost-effective, energy-first solution for AI infrastructure. By harnessing large-scale energy sources, building AI-optimized data centers, and delivering a powerful AI cloud platform, Crusoe empowers its customers and partners to build the future faster.

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Forward-Looking Statements

This press release includes forward-looking statements that reflect the Company’s current views with respect to, among other things, the Company’s operations and financial performance, including the future revenue and profitability projections, the availability of future draws under the OIC preferred stock commitment to Asset Vault, the timeline to deploy Asset Vault capital, the structure of Asset Vault, and the cost per kilowatt hour achievable by Energy Vault. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. These statements often include words such as “anticipate,” “expect,” “suggest,” “plan,” “believe,” “intend,” “project,” “forecast,” “estimates,” “targets,” “projections,” “should,” “could,” “would,” “may,” “might,” “will” and other similar expressions. We base these forward-looking statements or projections on our current expectations, plans, and assumptions, which we have made in light of our experience in our industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at the time. These forward-looking statements are based on our beliefs, assumptions, and expectations of future performance, taking into account the information currently available to us. These forward-looking statements are only predictions based upon our current expectations and projections about future events. These forward-looking statements involve significant risks and uncertainties that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements, including the failure to execute definitive agreements or meet conditions for future funding draws, changes in our strategy, expansion plans, customer opportunities, future operations, future financial position, estimated revenues and losses, projected costs, prospects and plans; the uncertainty of our awards, bookings, backlog, timing of permits and developed pipeline equating to future revenue; the lack of assurance that non-binding letters of intent and other indication of interest can result in binding orders or sales; the possibility of our products to be or alleged to be defective or experience other failures; the implementation, market acceptance and success of our business model and growth strategy; our ability to develop and maintain our brand and reputation; developments and projections relating to our business, our competitors, and industry; the ability of our suppliers to deliver necessary components or raw materials for construction of our energy storage systems in a timely manner; the impact of health epidemics, on our business and the actions we may take in response thereto; our expectations regarding our ability to obtain and maintain intellectual property protection and not infringe on the rights of others; expectations regarding the time during which we will be an emerging growth company under the JOBS Act; our future capital requirements and sources and uses of cash; the international nature of our operations and the impact of war or other hostilities on our business and global markets; our ability to obtain funding for our operations and future growth; our business, expansion plans and opportunities and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on April 1, 2025, as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov. New risks emerge from time to time, and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Any forward-looking statement made by us in this press release speaks only as of the date of this press release and is expressly qualified in its entirety by the cautionary statements included in this press release. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable laws. You should not place undue reliance on our forward-looking statements.

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Energy Vault

Investors

energyvaultIR@icrinc.com

Media

media@energyvault.com

Crusoe Contact

media@crusoe.ai

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